                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                               /s/ Donald L. Boudreau
                                          -------------------------------------
                                                   Donald L. Boudreau

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                 /s/ Michael Barrett
                                          -------------------------------------
                                                     Michael Barrett

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                 /s/ Luke S. Hayden
                                          -------------------------------------
                                                     Luke S. Hayden

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                               /s/ William H. Hoefling
                                          -------------------------------------
                                                   William H. Hoefling

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                 /s/ Kevin T. Hurley
                                          -------------------------------------
                                                     Kevin T. Hurley

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                  /s/ Thomas Jacob
                                          -------------------------------------
                                                      Thomas Jacob

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                  /s/ John M. Nuzum
                                          -------------------------------------
                                                      John M. Nuzum

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                /s/ Michael Urkowitz
                                          -------------------------------------
                                                    Michael Urkowitz

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Jr., Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement"), on behalf of the Bank and the Chase Credit Card Master Trust (the "Trust"), on Form S-3, for the registration under the Securities Act of 1933 of up to $7 billion of asset-backed securities ("Asset-Backed Securities") to be issued in one or more series by the Trust, representing fractional undivided owners interests in credit card receivables relating to revolving credit card accounts originated or acquired by the Bank and its subsidiaries and affiliates and transferred to the Trust, and other related assets of the Trust, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the "Commission"), and to appear on behalf of the Bank and the Trust before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of December 23, 1997.

                                                  /s/ Keith Schuck
                                          -------------------------------------
                                                      Keith Schuck